Exhibit 13.1

Certification Pursuant to 18 U.S.C. Section 1350

Pursuant to U.S.C. Section 1350 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), each of the undersigned officers of Snow Lake Resources Ltd. (the “Company”), does hereby certify, to such officer’s knowledge, that:

The Annual Report on Form 20-F for the year ended July 31, 2025 of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form 20-F fairly presents, in all material respects, the financial condition and results of operations of the Company.

BLACK TITAN CORPORATION

November 28, 2025	By:	/s/ Chay Weei Jye
	Name:	Chay Weei Jye
	Title:	Co- Chief Executive Officer
(Co-Principal Executive Officer)

November 28, 2025	By:	/s/ Shang Ju Lin
	Name:	Shang Ju Lin
	Title:	Co-Chief Executive Officer
(Co-Principal Executive Officer)

November 28, 2025	By:	/s/ Brynner Chiam
	Name:	Brynner Chiam
	Title:	Chief Financial Officer
(Principal Financial and Accounting Officer)